Trade receivables	12 Months Ended
Dec. 31, 2023
Text Block [Abstract]
Trade receivables
8	Trade receivables
Trade receivables are amounts from customers for services performed in the ordinary course of business. Invoices are usually settled within 30 days from issuance, however some contracts may comprise long term payments.
Trade receivables are recognized initially at the transaction price unless they contain significant financing components when they are recognized at fair value. The Group holds the trade receivables to collect the contractual cash flows and, therefore, measures them at amortized cost using the effective interest method
Due to the maturity and nature of the trade receivables, their carrying amount is considered to be the same as their fair value.
Details about the Group’s impairment policies, exposure to credit risk, and foreign currency risk are provided in note 26.

	December 31, 2023	December 31, 2022
Trade receivables	52,446	43,084
Expected credit losses	(909)	(808)

Total trade receivables	51,537	42,276

Current	44,122	36,844
Non-current	7,415	5,432
The changes in expected credit losses for trade receivables are as follows:

	2023	2022	2021
Opening balance on January 1	(808)	(1,147)	(649)
Addition, net	(1,472)	(852)	(887)
Addition from acquisition of subsidiaries	—	—	(100)
Write-off	1,352	1,114	429
Exchange differences	19	77	60

Closing balance on December 31	(909)	(808)	(1,147)

Details about the calculation of the expected credit losses are provided in note 26.2(a)(iii).
The trade receivables by maturity are distributed as follows:

	December 31, 2023	December 31, 2022
Current	49,201	39,188
Overdue:
From 1 to 30 days	1,810	2,087
From 31 to 60 days	244	454
From 61 to 90 days	227	359
From 91 to 120 days	272	295
From 121 to 300 days	692	701

Total	52,446	43,084